SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2020

SCPHARMACEUTICALS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation or organization)
001-38293		46-5184075
(Commission File Number)		(I.R.S. Employer Identification No.)
2400 District Avenue, Suite 310 Burlington, Massachusetts		01803
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 517-0730

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	SCPH	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 9, 2020, the Board amended the Company’s Amended and Restated By-laws in order to amend Section 8 of Article VI to designate the United States District Court for the District of Massachusetts as the exclusive jurisdiction for any litigation arising under the Securities Act of 1933, as amended (the “By-law Amendment”). The Board adopted the By-Law Amendment to reduce any potential expenses that the Company may incur in connection with any of the specified types of actions or proceedings if it was required to defend any such potential actions or proceedings in multiple jurisdictions and in parallel proceedings in federal and state courts simultaneously.

The foregoing summary and description of the provisions of the By-law Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the By-law Amendment, a copy of which is filed as Exhibit 3.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of scPharmaceuticals Inc. (the “Company”) was held on June 9, 2020. Proxies were solicited pursuant to the Company’s proxy statement filed on April 27, 2020 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. The number of shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), entitled to vote at the Annual Meeting was 20,983,363. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 13,394,758, representing 63.83% of the total number of shares of Common Stock entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote with respect to matters submitted to the Company’s stockholders at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders were asked (i) to elect three Class III directors to the Company’s Board of Directors (the “Board”), each to hold office until the 2023 annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal, and (ii) to ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

The voting results reported below are final.

Proposal 1 – Election of Directors

John H. Tucker, Jack A. Khattar and Klaus Veitinger, M.D., Ph.D., were duly elected to the Company’s Board as Class III directors. The results of the election were as follows:

NOMINEE	FOR	% FOR	WITHHELD	% WITHHELD	BROKER NON-VOTES
John H. Tucker	10,880,068	96.39%	407,088	3.61%	2,107,602
Jack A. Khattar	10,883,068	96.42%	404,088	3.58%	2,107,602
Klaus Veitinger, M.D., Ph.D.	10,883,068	96.42%	404,088	3.58%	2,107,602

Proposal 2 – Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 was ratified. The results of the ratification were as follows:

	FOR	AGAINST	ABSTAIN
NUMBER	13,374,400	5,152	15,206
PERCENTAGE OF VOTED	99.96%	0.03%	—

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	By-law Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCPHARMACEUTICALS INC.

Date: June 10, 2020	By:	/s/ John H. Tucker
	Name:	John H. Tucker
	Title:	President, Chief Executive Officer, Principal Financial Officer and Principal Executive Officer